UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 13, 2004


                           Maverick Oil and Gas, Inc.
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             (Exact name of registrant as specified in its charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

        333-100318                                      98-0377027
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 (Commission File Number)                  (IRS Employer Identification Number)

                22 Park Crescent, London, United Kingdom W1B 1PE
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                    (Address of Principal Executive Offices)

                                 44-207-636-7386
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              (Registrant's Telephone Number, Including Area Code)

            111 Presidential Avenue, Suite 158, Bala Cynwyd, PA 19004
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14-12)
| | Pre-commencement communications pursuant to Rule 14d-2(b)
    under the Exchange Act (17CFR 240.14d-2(b))
| | Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant's Certifying Accountant.

           On December 13, 2004, Maverick Oil & Gas, Inc., a Nevada corporation (the "Registrant"), dismissed Morgan & Company, of Vancouver, B.C. ("Morgan") as its independent accountant responsible for auditing its financial statements, and retained Malone & Bailey, PC ("Malone") as its new independent accountants.

           Morgan's reports on the Registrant's financial statements for the years ended August 31, 2003 and August 31, 2002 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that each report was modified to indicate that there was substantial doubt about the Registrant's ability to continue as a going concern.

           The decision to terminate Morgan and the decision to retain Malone were both unanimously approved by the Registrant's board of directors.

           During the periods covered by the reports of Morgan, and the subsequent interim period through December 13, 2004, the Registrant had no disagreements with Morgan, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Morgan, would have caused Morgan to make reference to the subject matter of the disagreement in connection with its reports.

           None of the reportable events described under Item 304(a)(1)(iv)(B),
Item 304(a)(2) or Item 304(b) of Regulation S-B occurred with respect to the Registrant during the Registrant's fiscal periods covered by the reports of Morgan, and the subsequent interim period through December 13, 2004.

           The Registrant provided Morgan with a copy of this report. Attached as Exhibit 16.1 is a copy of a letter from Morgan agreeing with the statements made in this report.

Item 9  Financial Statements and Exhibits

 (c) Exhibits.

Exhibit 16.1 Letter from Morgan & Company to the United States Securities and Exchange Commission, dated December 13, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                MAVERICK OIL AND GAS, INC.
                                                -------------------------
                                                (Registrant)

                                                By: /s/ Michael Garland
                                                --------------------------
                                                Michael Garland
                                                President and CEO

December 16, 2004